UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 9, 2018

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FULLCIRCLE REGISTRY, INC.
(Exact Name of Registrant as Specified in its Charter)

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Nevada	333-51918	61-1363026
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
FullCircle Registry, Inc. 417 W. Peck Street Meridian, Idaho 83646
(Address of principal executive offices)

Registrant's telephone number:  (208) 803-1509

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Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]

Written communications pursuant to Rule 425 under the Securities Act

[   ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[   ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[   ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  [  ]

Item 5.03- Amendment of Articles of Incorporation or Bylaws; Change in Fiscal Year

On August 9, 2018 the Board of Directors determined that a fiscal year end of June 30 would better reflect the business cycle of the Company.  As a result of that determination, the Board voted on that date to change the fiscal year end of the Company to June 30, 2018.  The report for the transition period from January 1, 2018 to June 30, 2018 will be contained in the Annual Report on Form 10-K to be filed for such period.

SIGNATURES

In accordance with Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FULL CIRCLE REGISTRY, INC.
Dated: August 9, 2018	By: /s/ Gary LeCroy
Name: Gary LeCroy
Title: Chief Executive Officer